                                                                   Exhibit 10.21

===============================================================================

                                  DEED OF LEASE

                          DATED AS OF OCTOBER 23, 1997

                                     BETWEEN

                   DANIEL U.S. PROPERTIES LIMITED PARTNERSHIP
                                    AS LESSOR

                                       AND

                            ARC IMPERIAL PLAZA, INC.
                                    AS LESSEE



                               LEASE OF THE ASSETS
                               RICHMOND, VIRGINIA



===============================================================================

                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS............................................................1


ARTICLE II LEASE; LEASE TERM.....................................................1

     Section 2.1. Lease..........................................................1
     Section 2.2. Lease Term.....................................................1
     Section 2.3. Memorandum of Lease............................................2

ARTICLE III RENT; SECURITY DEPOSIT...............................................2

     Section 3.1. Base Rent and Additional Obligations...........................2
     Section 3.2. Supplemental Rent..............................................3
     Section 3.3. Method of Payment..............................................3
     Section 3.4. Sufficiency of Base Rent.......................................3
     Section 3.5. Security Deposit...............................................3
     Section 3.6. Escrows........................................................4
     Section 3.7. Late Payment...................................................4

ARTICLE IV NET LEASE.............................................................4

     Section 4.1. Net Lease......................................................4
     Section 4.2. Limited Right of Set Off.......................................6

ARTICLE V RETURN.................................................................6


ARTICLE VI WARRANTY OF THE LESSOR................................................7

     Section 6.1. Quiet Enjoyment................................................7
     Section 6.2. Disclaimer of Other Warranties.................................7

ARTICLE VII LIENS................................................................8

     Section 7.1. Lessee's Liens.................................................8
     Section 7.2. Lessor's Liens.................................................9
     Section 7.3. Mechanic's Liens...............................................9

ARTICLE VIII OPERATION, MAINTENANCE, MODIFICATIONS AND
     INSPECTION, ETC.............................................................9

     Section 8.1. Operation and Maintenance......................................9
     Section 8.2. Inspection....................................................11

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     Section 8.3. Optional Modifications........................................12
     Section 8.4. Title to Modifications........................................12
     Section 8.5. Removal of Property...........................................12
     Section 8.6. Contest of Requirements of Law................................14

ARTICLE IX DAMAGE, CASUALTY, CONDEMNATION, ETC..................................14

     Section 9.1. Notice of Events..............................................14
     Section 9.2. Repair........................................................14
     Section 9.3. Event of Loss.................................................15
     Section 9.4. [Reserved]....................................................16
     Section 9.5. [Reserved]....................................................16
     Section 9.6. Application of Payments.......................................16

ARTICLE X INSURANCE.............................................................17

     Section 10.1. Required Insurance of the Lessee.............................17
     Section 10.2. Other Insurance..............................................19
     Section 10.3. Required Insurance of the Lessor.............................19

ARTICLE XI RIGHTS TO ASSIGN; ASSIGNMENT AS SECURITY; ATTORNMENT.................19

     Section 11.1. Sublease by the Lessee.......................................19
     Section 11.2. Assignment by the Lessee.....................................19
     Section 11.3. Consent by the Lessee to HUD Loan............................19
     Section 11.4. Assignments by the Lessor....................................20

ARTICLE XII SITE GROUND LEASE...................................................20


ARTICLE XIII PURCHASE OPTION....................................................20

     Section 13.1. Purchase Options.............................................20
     Section 13.2. Notice.......................................................21
     Section 13.3. Purchase Option Consideration................................21
     Section 13.4. Exercise of Purchase Option..................................21
     Section 13.5. IPC Purchase Price...........................................21
     Section 13.6. Memorandum of Option.........................................22

ARTICLE XIV RENEWAL.............................................................23

     Section 14.1. Lease Renewal................................................23
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                                      iii

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
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ARTICLE XV LEASE EVENTS OF DEFAULT..............................................23

     Section 15.1. Lessee Defaults..............................................23
     Section 15.2. Lessor Defaults..............................................25

ARTICLE XVI REMEDIES............................................................26

     Section 16.1. Remedies.....................................................26
     Section 16.2. No Release...................................................28
     Section 16.3. Remedies Cumulative..........................................28
     Section 16.4. Remedies for the Lessor Defaults.............................28

ARTICLE XVII NOTICES............................................................28


ARTICLE XVIII SUCCESSORS AND ASSIGNS............................................29


ARTICLE XIX RIGHT TO PERFORM....................................................29


ARTICLE XX ADDITIONAL COVENANTS.................................................29

     Section 20.1. Cross-Easement Obligations...................................29
     Section 20.2. HUD Loan.....................................................29

ARTICLE XXI AMENDMENTS AND MISCELLANEOUS........................................30

     Section 21.1. Amendments in Writing........................................30
     Section 21.2. Survival.....................................................30
     Section 21.3. Severability of Provisions...................................30
     Section 21.4. True Lease...................................................30
     Section 21.5. Confidentiality..............................................30
     Section 21.6. Governing Law................................................31
     Section 21.7. Headings.....................................................31
     Section 21.8. Counterpart Execution........................................31
     Section 21.9. No Merger....................................................32
     Section 21.10. No Accord and Satisfaction..................................32
     Section 21.11. Rule Against Perpetuities...................................32
     Section 21.12. Recordation.................................................32


Exhibit A - Memorandum of Lease

         SCHEDULE 1 - IPC Land - Legal Description

Exhibit B - Memorandum of Option

         SCHEDULE 1 - IPC Land and Site - Legal Description

EXHIBIT C - HUD Required Repairs

EXHIBIT D - Base Rent and Additional Obligations

EXHIBIT E - IRS Section 467 Allocations

EXHIBIT F - Formulas

                                 LEASE AGREEMENT

                  THIS LEASE AGREEMENT (the "Lease") dated as of October 23, 1997, is between Daniel U.S. Properties Limited Partnership, a Virginia limited partnership, as Lessor and ARC Imperial Plaza, Inc., a Tennessee corporation, as Lessee.

                              W I T N E S S E T H :

                  WHEREAS, the Lessor owns the Assets;

                  WHEREAS, the Lessee desires to lease the Assets from the Lessor upon the terms and subject to the conditions set forth herein; and

                  WHEREAS, the Lessor is willing to lease the Assets to the Lessee upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         For purposes of this Lease, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Exhibit A to the Participation Agreement, effective as of August 29, 1997, by and among the Guarantor, the Lessee, the Assignee and the Lessor. The rules of usage set forth in such Exhibit A shall apply hereto. As used in this Agreement, the term "Parties" means the Lessor and the Lessee and the term "Party" means the Lessor or the Lessee as the context requires.

                                   ARTICLE II
                                LEASE; LEASE TERM

         SECTION 2.1 LEASE AND ASSIGNMENT. Upon the terms and subject to the conditions of this Lease and subject to the Permitted Exceptions, the Lessor hereby leases and demises to the Lessee, and the Lessee hereby leases from the Lessor, the Assets and all appurtenances thereunto.

         SECTION 2.2. LEASE TERM. The term of this Lease (the "Term") shall include the Initial Term (defined in Section 2.2(a)) and, if applicable, the Renewal Term (defined in Section 2.2(b)).

               (a) Initial Term. The initial term shall commence on the Closing Date (the "Commencement Date"), and shall terminate at 11:59 p.m. (Richmond, Virginia time) on the day before the 20th anniversary of the Commencement Date, unless this Lease is earlier terminated in accordance with its terms (the "Initial Term").

               (b) Renewal Term. The Initial Term of the Lease may be renewed under Article XIV. If the Lessee renews under such Article, the Renewal Term shall commence immediately upon expiration of the Initial Term, and shall terminate at 11:59 p.m. (Richmond, Virginia time) on the day before the 7th anniversary of the first day of the Renewal Term, unless this Lease is earlier terminated in accordance with its terms (the "Renewal Term").

         SECTION 2.3. MEMORANDUM OF LEASE. On the Closing Date, the Lessor and the Lessee shall enter into the Memorandum of Lease attached hereto as Exhibit A.

                                   ARTICLE III
                             RENT; SECURITY DEPOSIT

         The Lessee shall pay to the Lessor (or to others as expressly provided herein) as rent the Base Rent, the Supplemental Rent, the Additional Rent and, pursuant to the terms of the Ground Lease Agreement, the Ground Lease Lump Sum Rent (the Base Rent, the Supplemental Rent, the Additional Rent and, if applicable, the Ground Lease Lump Sum Rent are hereinafter sometimes collectively referred to as the "Rent"). (The attached Exhibit E establishes the allocations of Rent under Section 467 of the Code.) In addition to Rent, the Lessee shall pay to the Lessor the Additional Obligations.

         SECTION 3.1. BASE RENT AND ADDITIONAL OBLIGATIONS. The Lessee shall pay monthly to the Lessor an amount equal to Base Rent, as defined on the attached Exhibit D, and Additional Obligations, as defined in Section 4.1, in the following manner:

               (a) On the Closing Date, (i) the product of (1) the Base Rent and
(2) the ratio of the number of days remaining in that month (including the Closing Date) divided by 30 and (ii) the product of (1) the Additional Obligations and (2) the ratio of the number of days remaining in that month (including the Closing Date) divided by 30;

               (b) On the first day of the first month immediately following the Closing Date and on the first day of each full month thereafter occurring during the Term, the Base Rent and the Additional Obligations due for that month, in advance; and

               (c) On the first day of the last month of the Lease, (i) the product of (1) the monthly payment of Base Rent and (2) the ratio of the number of days from the first of the month to and including the last day of the Lease in that month divided by 30 and (ii) the product of (1) the monthly payment of Additional Obligations and (2) the ratio of the number of days from the first of the month to and including the last day of the Lease in that month divided by 30.

         SECTION 3.2. SUPPLEMENTAL RENT. On the specified dates, the Lessee shall pay to the Lessor, as supplemental rent, the following amounts (the "Supplemental Rent"):

               (a) On the first anniversary of the Closing Date, $400,000;

               (b) On the second anniversary of the Closing Date, $1,400,000;
and

               (c) On the third anniversary of the Closing Date, $250,000.

         SECTION 3.3. METHOD OF PAYMENT. Each payment of Rent and Additional Obligations shall be made in immediately available funds no later than 12:00 noon, Birmingham, Alabama time, on the date such payment shall be due and payable hereunder, and shall be paid (i) in the case of payments of Base Rent and Additional Obligations under Section 3.1(b), to the Lockbox Account (provided, however, if payments made by the Lessee to the Lockbox Account are not subsequently made or would not be able to be made to the HUD Loan noteholder for any reason other than the act or omission of the Lessee, the Lessee shall be entitled to pay the Base Rent and the Additional Obligations directly to the HUD Loan noteholder until such time as payments made by the Lessee to the Lockbox Account are able to be made to the HUD Loan noteholder), (ii) in the case of payments of Base Rent and Additional Obligations under Sections 3.1(a) and (c) and all payments of Supplemental Rent, to the Lessor or such Person as the Lessor may designate by notice to the Lessee or (iii) in the case of payments of Additional Rent, to such Person as shall be entitled to receive such payment (including the Lessor, if the Lessor has paid any item of Additional Rent) at such address as such Person may specify by notice to the Lessee. If the date on which any payment of Rent or Additional Obligations is due hereunder is not a Business Day, such payment shall be made as aforesaid on the next succeeding Business Day, with the same force and effect as if made on the nominal due date provided for in this Lease.

         SECTION 3.4. SUFFICIENCY OF BASE RENT AND ADDITIONAL OBLIGATIONS. Notwithstanding any other provision of this Lease or of any other Transaction Document, the amount of the installment of Base Rent and Additional Obligations scheduled to be payable on each payment date any installment of Base Rent or Additional Obligations may be due and payable shall be equal to the aggregate amount of principal, accrued interest, mortgage insurance premium and all other amounts due and payable on the outstanding HUD Loan on such payment date; excluding, however, any payments (including, without limitation, late charges and interest) solely due to a default of the Lessor under the HUD Loan Documents that was not caused by an act or omission of the Lessee, the Guarantor or the Assignee.

         SECTION 3.5. SECURITY DEPOSIT. On the Closing Date, the Lessee shall deposit with the Lessor $5,400,000 (the "Security Deposit"). The Security Deposit shall be refunded or retained as follows:

               (a) (i) If the Lease is not terminated prior to the expiration of the Initial Term and the Initial Term is not renewed under Article XIV, (ii) if the Lease is renewed under Article

XIV and the Lease is not terminated prior to the expiration of the Renewal Term,
(iii) if the Lessee exercises the Purchase Option in connection with an Event of Loss or (iv) if the Lease is terminated as a result of an Event of Default, the Lessee shall receive upon surrender of the Assets and the Assigned Rights in accordance with this Lease, or upon the purchase of the Assets and the Assigned Rights in accordance with this Lease, the Security Deposit plus interest in an amount equal to the result obtained from the applicable equation set forth on the attached Exhibit F.

               (b) Moreover, if a Default or an Event of Default is continuing as of the expiration or termination of the Lease or as of the settlement under the Purchase Option, and the Lessee has not paid to the Lessor all damages and other amounts that have accrued as a result of such continuing Default or Event of Default (including, without limitation, all amounts of Rent and Additional Obligations), the Lessor may set off against the Security Deposit (and any applicable interest) an amount equal to such accrued damages and other amounts.

         SECTION 3.6. ESCROWS. At Closing the Lessee shall pay to the Lessor an amount equal to the sum of all amounts that are held in escrow at such time by the holder of the HUD Loan with respect to real estate taxes, prepaid insurance premiums and prepaid mortgage insurance premiums. Upon such payment to the Lessor by the Lessee all such escrows held by such holder shall be deemed to have been paid by the Lessee to satisfy future charges.

         SECTION 3.7. LATE PAYMENT. Any Rent or Additional Obligations not timely paid shall accrue interest on all amounts outstanding at the Overdue Interest Rate plus all costs (including reasonable attorney's fees and costs) incurred by the Lessor in the collection of such Rent or Additional Obligations.

                                   ARTICLE IV
                                    NET LEASE

         SECTION 4.1 NET LEASE.

               (a) This Lease is a net lease and the Lessee hereby acknowledges and agrees that the Lessor shall have no obligations with respect to the cost and expenses associated with the use, occupancy, operation and maintenance of the Assets or the Assigned Rights or with respect to the obligations of the "Parcel A Owner," as defined in the Declaration, or the "owner of Parcel A," as defined in the Parcel B Easements, in the operation and maintenance of the Site or Parcel B (all of which shall be borne by the Lessee) (including, without limitation, all real estate and personal property taxes and other governmental assessments, common area maintenance assessments and obligations and sales and use taxes (including any obligation to collect and remit such sales and use taxes to the proper Governmental Authority) but excluding income, franchise or excise taxes of the Lessor) (collectively, the "Additional Rent").

               (b) In addition to Rent due hereunder, the Lessee shall pay monthly to the Lessor an amount equal to Additional Obligations, as defined on the attached Exhibit D, in the manner set forth in Section 3.1.

               (c) The Lessee's obligation to pay all Rent and Additional Obligations as provided hereunder, and the rights of the Lessor in and to such Rent and Additional Obligations, shall be absolute, unconditional and irrevocable and shall not be affected by any circumstance of any character (except as may be expressly provided in this Lease), including: (i) any set-off, abatement, counterclaim, suspension, recoupment, reduction, rescission, defense or other right or claim that the Lessee may have against the Lessor, any noteholder, any vendor or manufacturer of or contractor or subcontractor working on all or any part of the Assets or the Assigned Rights, or any other Person for any reason whatsoever; (ii) any defect in or failure of the title, merchantability, condition, design, operation or fitness for use of all or any part of the Assets or the Assigned Rights, (iii) any damage to, or removal, abandonment, dismantling, requisition, taking, condemnation, loss, theft or destruction of all or any part of the Assets, the Assigned Rights or the Site or any interference, interruption or cessation in the use, occupancy, possession or enjoyment of the Assets, the Assigned Rights or the Site by the Lessee or by any other Person for any reason whatsoever or of whatever duration; (iv) any restriction, prevention or curtailment of or interference with any use, occupancy or enjoyment of all or any part of the Assets or the Assigned Rights;
(v) any insolvency, bankruptcy, reorganization or similar proceeding by or against the Lessee, the Lessor, or any other Person and any action with respect to this Lease which may be taken by any trustee or receiver of such Person or its successor in interest or by any Governmental Authority in any such proceeding; (vi) the invalidity, illegality or unenforceability of any Transaction Document (other than this Lease) or any other instrument referred to herein or therein or any other infirmity herein or therein or any lack of right, power or authority of the Lessee or the Guarantor to enter into this Lease, any other Transaction Document or to perform the obligations hereunder or thereunder or consummate the transactions contemplated hereby or thereby or any doctrine of force majeure, impossibility, frustration or failure of consideration; (vii) any default under any Transaction Document by the Lessee, the Lessor, or any other Person; (viii) any action by any Governmental Authority; (ix) any merger, consolidation or sale of all or substantially all of the assets of the Lessee, or (x) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. The Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights that it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to modify, terminate, cancel, quit or surrender this Lease or to effect or claim any diminution or reduction of Rent or Additional Obligations payable by the Lessee, except in accordance with the express terms hereof and of the Transaction Documents. The Lessee agrees that, if for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise (other than pursuant to a specific right of termination expressly provided for herein), then, until the Lessor is in possession of the Assets, the Lessee shall pay, to the maximum extent permitted by Applicable Law, to the Lessor or any other Person entitled thereto, an amount equal to each installment of Base Rent and Additional Obligations, all Supplemental Rent and all

Additional Rent at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Absent manifest error, each payment of Rent and Additional Obligations made by the Lessee shall be final and the Lessee shall not seek or have any right to recover all or any part of such payment from the Lessor or any Person for any reason whatsoever. All covenants, agreements and undertakings of the Lessee herein shall be performed at the Lessee's cost, expense and risk unless expressly stated otherwise. The Lessee's absolute and irrevocable covenant to pay Rent and Additional Obligations, as provided in this Section 4, shall not affect the Lessee's rights, at law or in equity, otherwise to enforce the Lessor's obligations under this Lease or any other Transaction Documents.

         SECTION 4.2. LIMITED RIGHT OF SET-OFF. The provisions of Section 4.1 to the contrary notwithstanding, the Lessee shall have the right to set-off against Supplemental Rent and the Purchase Option Consideration an amount equal to any judgment for a liquidated sum of money entered against the Lessor in favor of the Lessee by a court of competent jurisdiction sitting in the Commonwealth of Virginia under a final, non-appealable order.

                                    ARTICLE V
                                     RETURN

         Unless the Lessee has acquired the Assets as provided herein, on the Lease Termination Date the Lessee shall surrender possession of the Assets (together with all books and records relating to the maintenance of the Assets) to the Lessor or to a Person specified by the Lessor to the Lessee in writing not less than 30 days prior to the Lease Termination Date (unless such Lease Termination Date results from a termination as a remedy for the Lessee's default pursuant to Section XV, in which event no prior notice shall be required). At the time of such surrender, any reconstruction, repair and rebuilding of the Assets by the Lessee pursuant to Article IX shall have been completed in compliance therewith and the Assets shall be free and clear of all Liens (other than Liens described in clauses (a) (other than the Lessee's rights hereunder),
(b) (to the extent such Taxes are allocable to periods occurring after the Lease Termination Date) and (f) of the definition of "Permitted Liens") and in the condition and state of repair required by Section 8.1(a). If the Lessee fails to comply with the requirements of the previous sentence at the time of surrender, the Lessee agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Lessor in connection with repairing and restoring the Assets to such condition, and if the Lessee is contesting any Applicable Law or Governmental Action pursuant to Section 8.6 at the time of surrender, then upon final resolution or settlement of such contest (or contests), the Lessee agrees to pay all reasonable costs and expenses of complying with the Applicable Law or Governmental Action in question as may be required by such resolution and/or settlement.

         Unless the Lessee has acquired the Assets as provided herein, on the Lease Termination Date the Lessor shall pay to the Lessee an amount equal to the sum of all amounts that are held in escrow at such time by the holder of the HUD Loan with respect to real estate taxes, prepaid insurance premiums and prepaid mortgage insurance premiums. Upon such payment to the Lessee by the Lessor all such escrows held by holder of the HUD Loan shall be deemed to have been paid by the Lessor to satisfy future charges.

         Unless the Lessee has acquired the Assets as provided herein, on the Lease Termination Date the Lessee shall transfer to the Lessor (a) all refundable security deposits actually paid by the tenants with respect to the IPC Leases and all interest required by law or by such leases to be accrued or paid thereon and (b) all of the Lessee's right, title and interest in and to such deposits and fees owed by the tenants, but not paid by the applicable tenants to the Lessee (and the Lessee shall cause ARC Imperial Services, Inc. to transfer all applicable IPALC Sublease security deposits to the Lessor's designee).

                                   ARTICLE VI
                             WARRANTY OF THE LESSOR

         SECTION 6.1 QUIET ENJOYMENT. So long as the Lessee pays timely the Rent and Additional Obligations and so long as a Default shall not have occurred and be continuing, the Lessee's peaceful possession, use and enjoyment of the Assets in accordance with this Lease shall not be interrupted or disturbed by the Lessor or anyone claiming through or under the Lessor, provided, however, it shall not be a breach of this warranty if the Lessee's possession, use or enjoyment is interrupted or disturbed if any such interruption or disturbance results from any failure on the part of the Lessee, the Assignee or the Guarantor to perform or observe (or have performed or observed) any covenant, condition, obligation, representation or warranty under this Lease or any other Transaction Document, to be performed or observed by any of such Parties, or results from any Default by the Lessee, the Assignee or the Guarantor under any Transaction Document. The right of quiet enjoyment under this Lease described above is independent of, and shall not affect, the Lessor's rights otherwise to initiate legal actions seeking to enforce the obligations of the Lessee under this Lease.

         SECTION 6.2. DISCLAIMER OF OTHER WARRANTIES.

               (a) Except as expressly set forth in Section 4.2 and in Sections
5.2 of the Participation Agreement, the warranty set forth in Section 6.1 above is in lieu of all other warranties of the Lessor, whether written, oral or implied, with respect to this Lease or the Assets.

               (b) EXCEPT AS PROVIDED IN SECTION 6.1 OR AS EXPRESSLY PROVIDED IN THE TRANSACTION DOCUMENTS, THE LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED OR OTHERWISE, WITH RESPECT TO THE ASSETS OR THE ASSIGNED RIGHTS OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR ANY PARTICULAR PURPOSE, CONDITION, OR DURABILITY THEREOF, OR AS TO THE

TITLE THERETO OR OWNERSHIP THEREOF OR OTHERWISE; EXCEPT AS EXPRESSLY PROVIDED IN THE TRANSACTION DOCUMENTS ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY THE LESSEE. EXCEPT AS EXPRESSLY PROVIDED IN THE TRANSACTION DOCUMENTS, IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN THE ASSETS (OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF) OR THE ASSIGNED RIGHTS, WHETHER PATENT OR LATENT, THE LESSOR SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT TO SUCH DEFECT OR DEFICIENCY. EXCEPT AS EXPRESSLY PROVIDED IN THE TRANSACTION DOCUMENTS, IT IS HEREBY AGREED THAT ALL SUCH RISKS, LIABILITIES AND OBLIGATIONS, ARE TO BE BORNE SOLELY BY THE LESSEE. THE PROVISIONS OF THIS SECTION 6.2 HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION BY THE LESSOR OF, AND THE LESSOR DOES HEREBY DISCLAIM, AND THE LESSEE ACKNOWLEDGES SUCH DISCLAIMER AND WAIVES ANY RIGHTS TO, ANY AND ALL WARRANTIES (EXCEPT AS EXPRESSLY PROVIDED IN THE TRANSACTION DOCUMENTS), BY THE LESSOR, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OF HABITABILITY WITH RESPECT TO THE ASSETS (OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF) OR THE ASSIGNED RIGHTS, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANOTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE, EXCEPT AS EXPRESSLY SET FORTH IN SECTION 6.1 OR IN THE OTHER TRANSACTION DOCUMENTS AND EXCEPT THAT THE LESSOR HEREBY REPRESENTS AND WARRANTS THAT THE ASSETS ARE AND SHALL BE FREE OF THE LESSOR'S LIENS.

               (c) Unless an Event of Default shall have occurred and is continuing, the Lessor authorizes the Lessee (directly or through agents), at the Lessee's expense, to assert for the Lessor's account, during the Term, all of the Lessor's rights (if any) under any applicable warranty and any other claim (under this Lease or the Assignment) that the Lessee or the Lessor may have against any vendor, manufacturer, contractor or subcontractor with respect to any Asset (or any Modification to which the Lessor has title), or any of the Assigned Rights, and the Lessor agrees to cooperate, at the Lessee's expense, with the Lessee and its agents in asserting such rights. Any amount recovered by the Lessee under any such warranty or other claim against any vendor, manufacturer, contractor or subcontractor shall be applied in accordance with
Section 9.6.

                                   ARTICLE VII
                                      LIENS

         SECTION 7.1 LESSEE'S LIENS. The Lessee shall not directly or indirectly create, incur or suffer to exist any Lien on or with respect to the Assets, the Assigned Rights, the Lessor's title thereto or the Lessor's or the Lessee's interest therein, as the case may be, except Permitted

Liens. The Lessee, at its own expense, shall take such action as may be necessary duly to discharge any Lien (other than Permitted Liens) that may arise. The Lessee, however, shall have the right to grant Permitted Liens of the type described in clause (a) of the definition thereof.

         SECTION 7.2. LESSOR'S LIENS. The Lessor shall not directly or indirectly create any Lien on or with respect to the Lessee's right, title or interest in the Assets or the Lessor's title to the IPC Land, as the case may be, EXCEPT Permitted Liens. The Lessor, at its own expense, shall take such action as may be necessary duly to discharge any Lien (other than Permitted Liens) that the Lessor may create in violation of the immediately preceding sentence. Anything to the contrary notwithstanding in any Transaction Documents, the Lessor shall have the right to pledge, factor, hypothecate or otherwise similarly assign as collateral any of its right as to any Supplemental Rent or any other economic benefits under this Lease (other than Base Rent and Additional Obligations) or any other Transaction Document.

         SECTION 7.3. MECHANIC'S LIENS. WITHOUT LIMITING THE OBLIGATIONS OF THE LESSOR TO DISCHARGE ALL THE LESSOR'S LIENS, NOTICE IS HEREBY GIVEN THAT THE LESSOR SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE ASSETS, THE ASSIGNED RIGHTS, OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE AFTER THE COMMENCEMENT DATE, AND THAT NO MECHANICS' OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE ASSETS, THE ASSIGNED RIGHTS OR ANY PART THEREOF.

                                  ARTICLE VIII
           OPERATION, MAINTENANCE, MODIFICATIONS AND INSPECTION, ETC.

         SECTION 8.1 OPERATION AND MAINTENANCE.

               (a) Standard.

                    (i) The Lessee may use the Assets and the Assigned Rights for apartment, assisted care, senior living, Alzheimer's and skilled nursing care residences and accessory or complimentary uses, consistent with operation of the Assets and the Assigned Rights as a retirement community, provided such use shall not increase the environmental or other risks associated with the Assets or the Assigned Rights in any material respect above those associated with the use of the Assets, the Assigned Rights and the Site by the Lessor as of the Closing Date and shall not violate any provision of the HUD Loan Documents.

                    (ii) The Lessee shall: (1) maintain the Assets in substantially the same condition and repair as they are on the Commencement Date (ordinary wear and tear excepted), but in no event shall the standard of maintenance, repair and condition of any or all of the Assets and the Assigned Rights be less than that required under the HUD Loan Documents; and (2) take all actions and make all Modifications (if any), structural or nonstructural changes, replacements and repairs which may be required to keep all parts of each Asset and Assigned Right and all repair thereto in good repair and operating condition and in good physical condition (ordinary wear and tear excepted) and to maintain in full force and effect all warranties, in each case, at least consistent with the Lessee's practices (as of the date hereof) for similar facilities owned and operated by the Lessee.

                    (iii) Subject to Section 8.5, the Lessee shall use, possess, occupy and maintain the Assets and the Assigned Rights in compliance (in all material respects) with, and make all Modifications (if any) required by, all Applicable Laws (including Environmental Laws), Governmental Actions and in compliance with all requirements of the Required Insurance and the HUD Loan Documents.

                    (iv) Subject to Section 8.6, the Lessee shall make or obtain, in compliance with the HUD Loan Documents and in material compliance with all Applicable Laws and all Transaction Documents, all Governmental Actions from time to time required for the use or operation of the Assets and the Assigned Rights.

               (b) Payment of Taxes and Other Impositions. From time to time as available, the Lessee shall, unless it is otherwise contesting such matters in compliance with Section 8.6, provide the Lessor with evidence of the payment of any Taxes, utility charges or other impositions, the failure of which to be paid would cause the imposition of a Lien (other than a Permitted Lien identified in clause (c) of the definition thereof) upon any Asset.

               (c) Encroachments. The Lessee shall undertake no Modification that would encroach onto property not a part of the Assets unless it shall have obtained an encroachment agreement in form and substance reasonably satisfactory to the Lessor from the Person owning the property into which the addition or improvement will encroach.

               (d) Identification. Except as provided in a Transaction Document or as otherwise permitted by the Lessor, the Lessee shall not allow the name of any Person to be placed on any part of the Assets subject to this Lease as a designation that might reasonably be interpreted as a claim of ownership or as a designation that might reasonably be interpreted as a claim of a right to possession or use thereof (other than the name and trademark of the Lessee, the Guarantor or the rights of any sublessees permitted hereunder).

               (e) Location. Subject to compliance with Section 8.5, the Lessee agrees that the IPC Personal Property shall at all times be and remain on the IPC Land, provided that the Lessee (or any permitted sublessee) may deliver temporary possession of any part or portion of the IPC Personal Property to any manufacturer, contractor or supplier designated by the Lessee for purposes of realizing the benefits of any warranty or to comply with the obligations and rights of the Lessee under this Section 8, but the rights of any such party in possession of such part or portion of the IPC Personal Property shall be subject and subordinate to the terms of this Lease.

               (f) Required Repairs. Notwithstanding any provisions of this Lease to the contrary, the Lessor shall be responsible for the completion of the Required Repairs and shall maintain title to and control over the Repair Escrow to fund such Required Repairs. The Lessee shall give reasonable access to the Assets and shall allocate such personnel and resources as are reasonable, necessary and practicable to accomplish the Required Repairs with the existing operations staff. Upon completion of the Required Repairs (and HUD's consent to release of the Repair Escrow) and to the extent not already applied to the Required Repairs, the Lessor shall be entitled to the Contingency Holdback, as described in the attached Exhibit C. The remaining balance of the Repair Escrow, if any, shall be contributed to the Replacement Reserve Account upon completion (and HUD consent thereto) of the Required Repairs.

               (g) Replacement Reserve Account. The Lessor shall at all times during the Term retain ownership and title to the Replacement Reserve Account. Nonetheless, the Lessee shall make all required deposits to the Replacement Reserve Account required under the HUD Loan Documents and shall be entitled to draw upon the Replacement Reserve Account for additional leasehold improvements (subject to maintenance in the Replacement Reserve Account of HUD-required minimum balances) with the consent of HUD and the Lessor, such consent of the Lessor to be not unreasonably withheld or delayed. All expenditures in excess of the balance of the Replacement Reserve Account at the Commencement Date shall be considered Severable Modifications made by the Lessee under Section 8.4(b) to the extent they are not Nonseverable Modifications pursuant to Section 8.4(a) or Severable Modifications pursuant to Section 8.4(c).

               (h) Commercial and Residential Leases. Contemporaneously with execution and delivery of this Lease, the Lessor has conditionally assigned to the Lessee all of the Lessor's rights under all IPC Leases and the IPALC Landlord Interest. The Lessee shall have full authority to negotiate, renew, terminate or amend the existing IPC Leases, subject to the provisions of this Lease and the HUD Loan Documents.

         SECTION 8.2. INSPECTION. Upon not less than five Business Days' notice (or, in the event of extenuating circumstances in which such five Business Days' prior notice is not practicable, such maximum prior notice as is practicable) to the Lessee, the Lessor and its authorized representatives shall have the right to inspect (a) the Assets and (b) the Lessee's books and records that pertain to the Assets, the Assigned Rights and any operations in respect to either, subject to Applicable Law, the Lessee's customary confidentiality undertakings, standard safety procedures and any contractual restrictions imposed on the Lessee by any Governmental Authority. Such inspections shall be at the sole expense (unless an Event of Default has occurred and is continuing) and risk (other than such risks arising out of the Lessee's negligence or willful misconduct) of the Persons making such inspections and, in any event, any such inspection shall be conducted so as not to interfere materially with the Lessee's or any permitted sublessee's possession and business (as applicable) or the operation and maintenance of the Assets. The Lessor shall not have any duty whatsoever to make any inspection referred to in this Section 8.2 nor shall the Lessor incur any liability or obligation by reason of not making any such inspection.

         SECTION 8.3. OPTIONAL MODIFICATIONS. In addition to the Lessee's obligations under Section 8.1, the Lessee (at its expense and with the prior written approval of the Lessor, such consent not to be unreasonably withheld or delayed, and with such consents as may be required under the HUD Loan Documents) may make any Modification that the Lessee may deem desirable in the conduct of its business; provided, however, that such Modifications (i) do not diminish (except to an insignificant extent) the value, utility or remaining useful life of the Assets and (ii) are made in compliance with the HUD Loan Documents and any HUD consent and in material compliance with all Applicable Laws, (iii) are completed in a workmanlike manner and (iv) are free and clear of all Liens (other than Permitted Liens).

         SECTION 8.4. TITLE TO MODIFICATIONS. Title to each Modification shall vest as follows:

               (a) in the case of each Nonseverable Modification, the Lessor shall, without further act, effective on the date such Modification, be vested with title to such Nonseverable Modification;

               (b) in the case of each Severable Modification that is not required by any Applicable Law or the noteholder under the HUD Loan to be titled in the Lessor, the Lessee shall retain title to such Severable Modification (including those improvements that otherwise qualify hereunder and are made by the Lessee with expenditures from the Replacement Reserve Account that are in excess of the Replacement Reserve Account balance on the Commencement Date shall be considered Severable Modifications under this paragraph (b)); or

               (c) in the case of Severable Modifications required by Applicable Law or such noteholder, title to such Severable Modifications shall immediately vest in the Lessor at no cost to the Lessor without further act.

         Immediately upon title to a Modification vesting in the Lessor pursuant to subparagraphs (a) or (c) of this Section 8.4, such Modification shall, without further act, become subject to this Lease and be deemed part of the Assets for all purposes hereof. The Lessee shall take such actions as may be reasonably required by the Lessor to evidence the vesting of such title in the Lessor. Severable Modifications as to which title remains in the Lessee pursuant to paragraph (b) of this Section 8.4 shall be deemed a part of the Assets, but the Lessee shall have the right to remove such Severable Modifications under
Section 8.5.

         SECTION 8.5. REMOVAL OF PROPERTY.

               (a) Subject to compliance with the HUD Loan Documents and, in all material respects, with Applicable Law, so long as no Default or Event of Default shall have occurred and be continuing, the Lessee may remove any Severable Modification and any other property to which the Lessee shall have title as provided in Section 8.4 or otherwise, provided that the Lessee, at its expense and prior to the Lease Termination Date, shall repair any damage to the Assets (or any part thereof) caused by such removal and (in the case of any removal of property not constituting a Severable Modification) shall restore (in all material respects) any diminishment in the value, utility or remaining useful life of the Assets caused by such removal.

               (b) In addition, if at any time during the Term the Lessee shall conclude that any IPC Tangible Personal Property or any fixture or appurtenance thereto (or any part thereof, other than consumables) in respect of which the Lessor shall have title is obsolete or redundant and can be removed without causing any material diminishment of the value, utility or remaining useful life of the remaining Assets as a whole (below that of all of the Assets prior to such removal, assuming the Lessee's compliance with the terms of this Lease, and when aggregated with any diminishment in such value, utility or remaining useful life caused by any prior removal of IPC Tangible Personal Property or fixtures) and provided (i) no Default or Event of Default shall have occurred and be continuing, (ii) all applicable consents have been obtained (including those required under the HUD Loan Documents) and (iii) in the Lessee's reasonable opinion the value of such property is $100,000 or less, the Lessee may remove such property and title to such property shall pass to the Lessee without any obligation to replace same; provided, however, that if in the Lessee's reasonable opinion, the value of the property so removed at any time exceeds $100,000, the Lessee shall give notice to the Lessor 30 days prior to such removal and shall comply with any reasonable directive received from the Lessor within 30 days after receiving such notice regarding the disposition of such property. At the Lessor's request (contained in such directive), the Lessee agrees, at its cost, to crate and deliver such property to a place to be designated by the Lessor in the greater Richmond metropolitan area or to attempt to sell such property on the Lessor's behalf and remit to the Lessor the net proceeds of such sale.

               (c) Provided no Default or Event of Default shall have occurred and be continuing and all applicable consents have been obtained (including those required under the HUD Loan Documents), the Lessee may remove and replace IPC Tangible Personal Property or fixtures and appurtenances thereto. If any such property is removed from the IPC Improvements (or any part thereof) for the purpose of replacement thereof with other property of equal or greater value and utility, title to such removed property shall remain in the Lessor, no matter where such removed property is located, until such time as a replacement property of equal or greater value shall have been incorporated into the IPC Improvements, at which time, without further act, title to such removed property shall vest in the Lessee or in such Person as shall be designated by the Lessee, and such removed property shall not thereafter be part of the Assets. Each such replacement property shall be free and clear of all Liens (except Permitted Liens), shall upon installation become a part of the Assets (with title thereto vesting in the Lessor), and shall be in as good physical and operating condition as, and shall have a value, utility and remaining useful life at least equal to, that of the removed property, it being assumed for purposes of this sentence that such removed property was in the condition and state of repair required by Section 8.1.

         SECTION 8.6. CONTEST OF REQUIREMENTS OF LAW. If, with respect to any requirement of Applicable Law or any Governmental Action as to a Modification or replacement property (i) the Lessee is contesting diligently and in good faith by appropriate proceedings such requirement of Applicable Law or Governmental Action, and has established any reserves as may be required under GAAP in connection with such contest, (ii) compliance with such requirement or Governmental Action shall have been excused or exempted by a valid nonconforming use permit, waiver, extension or forbearance exempting the Lessee from such requirement or Governmental Action or (iii) the Lessee shall be making a good faith effort and shall be diligently taking appropriate steps to comply with such requirement or Governmental Action, then the failure by the Lessee to comply with such requirement or Governmental Action shall not constitute a Default or Event of Default hereunder; provided that such contest or noncompliance does not involve (A) any risk of criminal liability being imposed on the Lessor or default under the HUD Loan or (B) any material risk of (1) the loss or sale of, or the creation of any Lien (other than a Permitted Lien) on, the Assets, or (2) material civil liability being imposed on the Lessor. The Lessee shall provide the Lessor with notice of any contest of the type described in this Section 8.6 in detail sufficient to enable the Lessor to ascertain whether such contest may have any material adverse effect described above.

                                   ARTICLE IX
                      DAMAGE, CASUALTY, CONDEMNATION, ETC.

         SECTION 9.1 NOTICE OF EVENTS. If any material portion of the IPC Improvements shall suffer any casualty as to which the Lessee would be entitled to file an insurance claim under its insurance policies maintained under Section
10.1 for an amount in excess of $10,000, or if a material portion of the IPC Real Property shall be subject to any Condemnation, the Lessee shall immediately notify the Lessor of such events.

         SECTION 9.2. REPAIR. At anytime the Lessee is required to repair, this Lease shall continue in full force and effect and the Lessee shall (i) promptly take all actions as may be necessary to prepare for the replacement, restoration, rebuilding and/or reconstruction of the Assets (such replacement, restoration, rebuilding and/or reconstruction to be subject to any conditions or standards under the HUD Loan Documents and the approval of the Lessor and the Lessee, such approval not to be unreasonably withheld) and within the lesser of such period as is allowed under the HUD Loan or 120 days after such occurrence, commence such replacement, restoration, rebuilding and/or reconstruction of the Assets and (ii) thereafter diligently pursue the completion thereof such that the resulting Assets shall be restored, to the extent reasonably practicable, to either (x) in the event of a casualty, the value, utility and remaining useful life the Assets had immediately prior to such event (assuming the Assets were in the condition required hereunder) or (y) in the event of a condemnation, the optimal value, utility and remaining useful life of the remaining Assets taking into consideration the loss of area or use due to such condemnation (as reasonably agreed to by the Parties hereto, HUD and the HUD Loan noteholder).

         SECTION 9.3. EVENT OF LOSS. Upon the occurrence of an Event of Loss, either:

               (a) In the event HUD or the HUD Loan noteholder (or any other mortgagee of the IPC Real Property) does not require the application of the insurance or Condemnation proceeds to payment of the HUD Loan (or such other mortgage), the Lessee is required to repair pursuant to Section 9.2; or

               (b) In the event HUD or the HUD Loan noteholder (or any other mortgagee of the IPC Real Property) requires the application of the insurance proceeds or Condemnation proceeds to payment of the HUD Loan, then:

                    (i) The Lessee shall have the option (but not the obligation) to repair or restore the Assets. The Lessee must provide written notice (such notice to be given within 30 days of Lessee's being given notice that an Event of Loss has occurred) to the Lessor of the Lessee's election to repair the Assets, which election once given shall be irrevocable. If the Lessee elects to repair the Assets, the Lessee, at Lessee's expense, shall fulfill the obligations of
         Section 9.2. In such event, the Base Rent and Additional Obligations due hereunder shall be adjusted to equal the amounts then due under the HUD Loan. The IPC Purchase Price shall not be adjusted;

                    (ii) If the Lessee elects (by written notice of election or by failure to exercise such election within the period set forth in
         Section 9.3(b)(i)) not to repair the Assets, the Lessor shall have the option (but not the obligation) to repair or restore the Assets. The Lessor must provide written notice (within 30 days of receipt of the Lessee's election or the expiration of the period within which the Lessee may elect) to the Lessee of the Lessor's election to repair the Assets, such election shall be subject only to the Lessor being able, within 90 days using its best efforts, to refinance the Assets with a loan under which the monthly payment of principal, interest and mortgage insurance premium will be no greater than the Base Rent and Additional Obligations payable under the HUD Loan prior to such Event of Loss. In the event that such refinancing does not include refinancing of the HUD Loan, the principal amount of such refinancing is not required to be more than an amount equal to the amount of insurance proceeds or condemnation proceeds actually applied to payment of the HUD Loan. If the Lessor is successful in refinancing the Assets, the Lessor will direct the Lessee, at Lessor's expense, such expense not to exceed an amount equal to the insurance or condemnation proceeds actually applied to principal balance of the HUD Loan Documents, to fulfill the obligations of Section 9.2. In such event, the Base Rent and Additional Obligations due hereunder shall be adjusted to equal the amounts then due under the HUD Loan plus the monthly amounts due under such new financing, provided, however, in no event shall the such monthly payments be in excess of the Base Rent and Additional Obligations payable under the HUD Loan prior to such Event of Loss. The IPC Purchase Price shall not be adjusted;

                    (iii) If neither the Lessee nor the Lessor elect to repair the Assets or the Lessor was unable to obtain financing pursuant to
         Section 9.3(b)(ii), the Lessee may exercise within 30 days the Purchase Option as set forth in Article XII and the IPC Purchase Price set forth in Section 13.5(c) or (d), as applicable, shall be reduced by an amount equal to (1) the unamortized portion of the Supplemental Rent paid hereunder (using straight line amortization for the remaining portion of the Initial Term) and (2) the net reduction in the principal balance under the HUD Loan due to the application of the insurance proceeds or Condemnation proceeds; provided, however, that in no event shall the IPC Purchase Price be less than the all amounts due under the HUD Loan; or

                    (iv) If the Lessee does not provide written notice to the Lessor that the Lessee is exercising the Lessee's Purchase Option under
         Section 9.3(b)(iii), then this Lease shall continue in full force and effect, including the obligations of Sections 8.1 and 9.2, modified only to account for the change in condition of the Assets. The Base Rent and Additional Obligations due hereunder shall be adjusted to equal the amounts then due under the HUD Loan. The IPC Purchase Price shall not be adjusted.

         SECTION 9.4. [RESERVED].

         SECTION 9.5. [RESERVED]

         SECTION 9.6. APPLICATION OF PAYMENTS. Payments, other than those required to be remitted to HUD or the HUD Loan noteholder (or any other mortgagee of the IPC Real Property) under the HUD Loan Documents (or such other mortgage), received by the Lessor or the Lessee (other than (i) proceeds of insurance carried by the Lessor pursuant to Section 10.2 or 10.3 and (ii) proceeds of business interruption and rent insurance carried by the Lessee) from any Governmental Authority, insurer or other Person, with respect to any casualty, condemnation or Event of Loss, shall be applied as follows:

               (a) unless a Default or an Event of Default shall have occurred and be continuing, all such payments from (i) insurers of less than $100,000 which are payable to the Lessee pursuant to the Section 10.1 and (ii) Governmental Authorities on account of any temporary taking, seizure or requisition of use that does not constitute an Event of Loss shall be paid over to, or retained by, the Lessee;

               (b) all such other payments shall be promptly paid to, or held by, the Lessor as security for the obligations of the Lessee under this Lease, and shall be paid pursuant to the provisions of this Section 9.6, except that the Lessee may retain any amounts that would be payable to the Lessee under the provisions of Section 9.6(c). Any amounts so held shall, unless a Default or Event of Default shall have occurred and be continuing, be released and paid over to the Lessee from time to time, in each case upon presentation to the Lessor of a written request (certified by a Responsible Officer) specifying the amount so to be released, and annexing invoices (not previously used as a basis for any release of funds pursuant to this Section 9.6) demonstrating expenditures made or to be made by the Lessee upon receipt of such funds, in either case, as required by Sections 8.1 and 9.2 for repair of the affected Assets; and

               (c) the balance, if any, of such payments, after completion of all repairs required by Sections 8.1 and 9.2, shall, (i) in the case of payments from Governmental Authorities on account of any condemnation, be paid over to, or retained by, the Lessee and the Lessor as their interests may appear (provided, however, portions of such condemnation proceeds that are based upon the Lessee's moving or relocation expenses, the Lessee's allocation of any business interruption losses or for the taking of the Lessee's trade fixtures or Severable Improvements shall belong to the Lessee); and (ii) all such other payments shall be paid over to, or retained by, the Lessee.

                                    ARTICLE X
                                    INSURANCE

         SECTION 10.1 REQUIRED INSURANCE OF THE LESSEE.

               (a) The Lessee shall carry and maintain, or cause to be carried and maintained with respect to the Assets, at least the following insurance coverage, in each case with insurers with an A.M. Best's rating of A(X) or greater (or such other insurers of similar financial standing not rated by A.M. Best and reasonably acceptable to the Independent Insurance Broker); provided that an insurer with an A. M. Best's credit rating of A- shall be satisfactory if such insurer's size classification is XII or higher (an "Acceptable Insurer"):

                    (i) commercial general liability insurance, with contractual liability, in accordance with the Lessee's general insurance practices for other similar facilities owned by the Lessee (but in any event the Lessee shall maintain such insurance, on an occurrence form coverage basis, in an amount not less than $2,000,000 "single-limit" coverage (on a per occurrence basis except for products liability coverage which will be on an aggregate basis) and $10,000,000 excess liability coverage (on a per occurrence basis except for products liability coverage which will be on an aggregate basis) with a maximum deductible not to exceed $100,000 (or such higher maximum deductible as the Lessor may at any time permit based on the financial condition of the Lessee and the Guarantor)) and endorsed to provide that (1) the Lessor and, so long as the HUD Loan is outstanding, the applicable noteholder (collectively, the "Additional Insureds") are included as additional insureds, as their interests may appear, but shall not be liable for the payment of premiums, (2) the insurer thereunder waives all rights to subrogation against the Additional Insureds with respect to their respective interests in the Assets, and

         (3) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of any Additional Insured with respect to its interest in the Assets; and

                    (ii) all risk property insurance covering claims arising out of the ownership, operation, maintenance, condition or use of the Assets (and including broad-form boiler and machinery coverage) in at least such amounts and with such other terms as are consistent with the all risk property insurance which is carried by the Lessee with respect to other similar facilities owned by it and in an amount equal to the replacement cost of the Assets with an "agreed-value" endorsement and a maximum deductible not to exceed $100,000) and endorsed: (1) as provided in clauses (a) through (d) of this Section 10.1, and (2) to provide that any payment thereunder shall be made to the Lessor for application pursuant to Article IX hereof, except that payments of less than $100,000 made in respect of any single casualty or other occurrence shall be paid solely to the Lessee;

                    (iii) appropriate workers' compensation and automobile liability insurance with respect to the Assets in compliance with all Applicable Laws; and

                    (iv) appropriate the Lessee business interruption insurance and rental income insurance to protect the Lessor, as the Lessor shall reasonably require.

               (b) On the Closing Date and on or prior to each anniversary of the Commencement Date, the Lessee shall furnish the Lessor either a certificate or certificates of insurance or a report from the Independent Insurance Broker describing in detail the insurance then maintained pursuant to this Section 10 and stating that (i) no premiums are then delinquent and (ii) such coverage and polices comply in all respects with this Section 10.

               (c) All property losses shall be adjusted with the insurance companies and all property insurance proceeds shall be collected, including by the filing of appropriate proceedings, by or on behalf of the Lessee (with the prior written consent of the Lessor should a Default or an Event of Default have occurred and be continuing), and all insurance proceeds paid in respect of insurance maintained pursuant to Section 10 shall be paid as provided in Section 10 and be applied as provided in Section 9.5 or 9.6, as the case may be.

               (d) the Lessee shall obtain endorsements to the insurance policies carried pursuant to Section 10.1 providing that (i) the insurers waive any right of set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Lessee or any Additional Insured, (ii) the respective interests of the Additional Insureds shall not be invalidated by any act or neglect by the Lessee, including breach of any warranty contained in such policies or by occupancy or use of the Assets or the Site for any purpose more hazardous than permitted by such policy, and
(iii) no lapse, cancellation or material change with respect to such policies (or, in the alternative, no lapse, cancellation or material adverse change that would affect the interests of the Additional Insureds with respect to the Assets) shall be effective as to an Additional Insured until at least 30 days after receipt by such Additional Insured of written notice thereof.

         SECTION 10.2. OTHER INSURANCE. Nothing in this Section 10 shall prohibit the Lessor from maintaining at its expense other insurance on or with respect to the Assets or the operation, use, occupancy and maintenance of the Assets and the Site, naming the Lessor as insured and/or loss payee, unless such insurance would conflict with or otherwise limit the insurance required to be maintained under Section 10.1.

         SECTION 10.3. REQUIRED INSURANCE OF THE LESSOR. The Lessor shall carry and maintain, or cause to be carried and maintained with respect to the Assets, with an Acceptable Insurer continuing liability insurance covering claims made for occurrences prior to the Commencement Date for a period not in excess of all applicable statutes of limitation after the Commencement Date.

                                   ARTICLE XI
              RIGHTS TO ASSIGN; ASSIGNMENT AS SECURITY; ATTORNMENT

         SECTION 11.1 SUBLEASE BY THE LESSEE. The Lessee may, with the consent of the Lessor such consent of the Lessor not to be unreasonably withheld and subject to any required consent under the HUD Loan Documents, sublease all or a material part of the Assets to any Person; provided, that (i) such sublease shall be expressly subject and subordinate to this Lease and the HUD Loan Documents and any such sublease shall not release the Lessee from or impair the primary liability of the Lessee under any of its obligations as the Lessee or in respect of any of its obligations under any of the other Transaction Documents;
(ii) such Person is not a tax-exempt entity; (iii) such sublease shall not extend beyond the expiration or termination of the Lease; (iv) with respect to any sublease that is not in substantially the same form as the form of a corresponding IPC Lease or IPALC Sublease, the Lessee shall give the Lessor written notice of each such sublease within 30 days after the execution thereof, together with a copy of each such sublease; and (v) each such sublease and sublessee, if required under the HUD Loan Documents, shall have been approved in accordance with the HUD Loan Document.

         SECTION 11.2. ASSIGNMENT BY THE LESSEE. Upon prior written consent of the Lessor, such consent of the Lessor not to be unreasonably withheld or delayed and any prior consent required under the HUD Loan Documents, the Lessee may assign any of its right, title and interest in and to this Lease and the Assets (or any portion thereof) to any Person; provided, that unless the assignee (or a surety or the guarantor for such the assignee) meets the standards of a Surviving Company set out in Section 5.1(d) of the Participation Agreement.

         SECTION 11.3. CONSENT BY THE LESSEE TO HUD LOAN. The Lessee hereby (a) consents to the terms of the HUD Loan Documents and agrees to each and every provision thereof, (b) agrees to pay directly to the Lockbox Account all amounts of Base Rent and Additional

Obligations due or to become due to the Lessor under Section 3.1(b), and (c) agrees that, to the extent provided in the HUD Loan Documents, the noteholder under the HUD Loan and the Secretary under the Regulatory Agreement shall have or shall share with the Lessor, such rights of the Lessor hereunder as are specified in or required by the HUD Loan Documents. Refinancing of the HUD Loan or further encumbering of the Assets (except as allowed under the HUD Loan Documents and in this Lease) or IPC Real Property shall not occur without the consent of both the Lessor and the Lessee.

         SECTION 11.4. ASSIGNMENTS BY THE LESSOR. Subject to the provisions of the HUD Loan Documents, the Lessor may transfer, encumber, sell or convey the Assets to an Affiliate of the Lessor at any time. The Lessor may not transfer, encumber, sell or convey the Assets to any Person not an Affiliate of the Lessor without the consent of the Lessee, which consent shall not be unreasonably withheld or delayed. Notwithstanding the aforestated restriction, the exercise by the Lessor of its rights under Section 7.2 of the Lease or the transfer of
(a) ownership or control of any limited partnership interest of the Lessor or
(b) ownership or control of less than 50% of the general partner interests of the Lessor to any Person shall not require the consent of the Lessee. Furthermore, general partnership interests of the Lessor may be transferred, sold or conveyed to an Affiliate of the Lessor at any time.

                                   ARTICLE XII
                              GROUND LEASE OF SITE

         In the event that the Site Closing has not occurred and HUD and the HUD Loan noteholder subordinate the HUD Loan and the liens securing the HUD Loan to the Ground Lease Agreement in a manner reasonably satisfactory to the Lessee, the Lessor agrees to lease and demise to the Lessee, and the Lessee agrees to lease from the Lessor, the Site and all appurtenances thereunto, all upon the terms and subject to the conditions of the Ground Lease Agreement. The Parties will negotiate in good faith the Ground Lease Agreement consistent with the terms set forth in Schedule 14 of the Participation Agreement and any necessary amendments to the Lease required by the Ground Lease Transaction that are reasonably satisfactory to both Parties.

                                  ARTICLE XIII
                                 PURCHASE OPTION

         SECTION 13.1 PURCHASE OPTION. Provided that (a) the applicable notice requirement set forth in Section 13.2 has been met, (b) timely payment of the Purchase Option Consideration has been made and (c) there is no continuing Default or Event of Default (or, the Lessee has paid all accrued damages and other amounts to satisfy such continuing Default or Event of Default), the Lessee shall have the option to purchase (the "Purchase Option") all the Lessor's right, title and interest in and to all (but not less than all) of the Assets, the Assigned Rights and, if the Site Closing has not occurred, the Site on the date of the expiration of the Initial Term or the Renewal Term or the Event of Loss Closing Date (collectively the "Option Dates") for a cash purchase price equal to the IPC Purchase Price, which shall be determined under the provisions of Section 13.5. Subject to the provisions of this Article XIII, the Lessor hereby grants to the Lessee the Purchase Option. The Purchase Option is to be exercised, if at all, in the manner set forth in Section 13.4.

         SECTION 13.2. NOTICE. If the Lessee wishes to exercise the Purchase Option on the date of the expiration of the Initial Term or the Renewal Term, the Lessee shall give the Lessor written notice (which shall be irrevocable) of such election at least six months, but no more than one year, prior to the applicable expiration date, as the case may be. If the Lessee wishes to exercise the Purchase Option pursuant to Section 9.3(b)(iii), the Lessee shall give the Lessor written notice (which shall be irrevocable) of such election within the time period set forth in Section 9.3(b)(iii); such notice shall specify a closing date at least three months, but no more than one year, after the date such notice is received by the Lessor upon which specified date the Lessor and the Lessee shall close the Purchase Option (the "Event of Loss Closing Date").

        SECTION 13.3. PURCHASE OPTION CONSIDERATION. As consideration for the Lessor's grant of the Purchase Option, the Lessee shall pay to the Lessor the following amounts (collectively the "Purchase Option Consideration"):

               (a) on the Closing Date, the Purchase Option Closing Payment;

               (b) on the first anniversary of the Closing Date, $2,600,000; and

               (c) on the second anniversary of the Closing Date, $1,100,000.

Failure to timely pay any portion of the Purchase Option Consideration shall terminate the Purchase Option and shall be a Default under this Lease. Except as provided in Section 4.2 of this Lease, upon payment, all payments of the Purchase Option Consideration shall belong to the Lessor without restriction. All of the Purchase Option Consideration shall be earned upon the grant of the Purchase Option.

         SECTION 13.4 EXERCISE OF PURCHASE OPTION. If the Lessee exercises the Purchase Option, the Lessee is required to purchase the Assets, the Assigned Rights and, if applicable, the Site on the applicable expiration date or the Event of Loss Closing Date, as applicable, upon payment in cash to the Lessor of an amount equal to the IPC Purchase Price plus any and all unpaid Rent and Additional Obligations that has accrued (provided, that, with respect to the portion of Base Rent and Additional Obligations payable in advance, only to the extent such is allocable to the period through and including such purchase date including a credit for any prepaid escrow items or mortgage insurance premiums held by the noteholder through and including the date of such payment. The costs and expenses of such purchase shall be itemized and pro rated in accordance with the local custom for commercial real estate transfers in the Richmond, Virginia area. The Lessor shall effect a transfer to the Lessee or its designee of the Assets, the Assigned Rights and, if applicable, the Site by special warranty instruments subject only to all easements conditions, restrictions and agreements that lawfully apply to the Assets or any part thereof and, if applicable, the Site or any part thereof, the Permitted Liens, the Lessee's interest in this Lease and the IPALC Lease, but not subject to the HUD Loan (or other mortgage). Upon the transfer by the Lessor to the Lessee (or its designee) pursuant to this Section 13.4 and the payment of all Rent and Additional Obligations to the Persons entitled thereto, the Term shall end without further act on the part of the Lessor or the Lessee and all of the Lessee's obligations hereunder (other than any obligation expressed herein as surviving termination of this Lease) shall cease.

         SECTION 13.5. IPC PURCHASE PRICE. The consideration to be paid to the Lessor by the Lessee for the Assets, the Assigned Rights and, if applicable, the Site (the "IPC Purchase Price") shall be computed as follows:

               (a) If purchase is at the end of the Initial Term and no qualifying Event of Loss has occurred, an amount equal to (i) $59,520,000 (ii) plus a CPI adjustment in an amount equal to the result of the equation for CPI adjustment during or at the end of the Initial Term as set forth in the attached Exhibit F (iii) minus the Purchase Option Consideration actually paid to the Lessor;

               (b) If purchase is at the end of the Renewal Term and no qualifying Event of Loss has occurred, an amount equal to (i) $59,520,000 (ii) plus a CPI adjustment in an amount equal to the result of the equation for CPI adjustment during or at the end of the Renewal Term as set forth in the attached Exhibit F (iii) minus the Purchase Option Consideration actually paid to the Lessor;

               (c) If purchase is at the Event of Loss Closing Date that is prior to the expiration of the Initial Term, the IPC Purchase Price set forth in
Section 13.5(a) shall be adjusted as provided in Section 9.3(b)(iii);

               (d) If purchase is at the Event of Loss Closing Date that is after the commencement of the Renewal Term but prior to the expiration of the Renewal Term, the IPC Purchase Price set forth in Section 13.5(b) shall be adjusted as provided in Section 9.3(b)(iii);

               (e) If the Site Closing has not occurred, the Ground Lease Lump Sum Rent has not been paid, add $3,000,000; and

               (f) If the Site Closing has not occurred but the Ground Lease Closing Date has occurred, add that portion, if any, of the Ground Lease Lump Sum Rent that has not been paid.

         SECTION 13.6. MEMORANDUM OF OPTION. The Lessor and the Lessee agree that, if required or requested by either of them, a Memorandum of Option, in the form set forth in the attached Exhibit B, shall be recorded in the applicable governmental offices listed in Schedule 1 to Participation Agreement at the Lessee's expense.

                                   ARTICLE XIV
                                     RENEWAL

         SECTION 14.1 LEASE RENEWAL.

               (a) Renewal. Subject to the notice requirements set forth in
Section 14(b) and the provisions of Section 14(c), the Lessee shall have the option to (i) terminate the Lease or (ii) renew the Initial Term of the Lease for a Renewal Term, which is an additional term of seven years.

               (b) Notice. Not later than 360 days prior to the expiration date of the Initial Term, the Lessee shall notify the Lessor as to whether the Lessee will exercise its renewal option. If the Lessee fails to give timely such notice regarding renewal, the Term of the Lease shall automatically terminate at the expiration of the Initial Term.

               (c) Elections Irrevocable. The election made by the Lessee or deemed to have been made under Section 14(b) shall be irrevocable, and such election (or deemed election) shall be binding on the Lessor and the Lessee.

               (d) Termination. If the Lessee does not elect to renew, the Lease shall terminate and the Term shall expire at the end of the Initial Term and the Lessee shall surrender the Assets and the Assigned Rights in compliance with
Article V.

                                   ARTICLE XV
                             LEASE EVENTS OF DEFAULT

         SECTION 15.1 LESSEE DEFAULTS. The term "Event of Default", wherever used herein, shall mean any of the following events and any such event shall continue to be an Event of Default if and for so long as it shall not have been remedied:

               (a) (i) the Lessee shall fail to make, or cause to be made, any payment of Base Rent or Additional Obligations as specified in Section 3.1;

                    (ii) the Lessee shall fail to make, or cause to be made, any payment of Supplemental Rent, Additional Rent or the Purchase Option Consideration within 3 Business Days after the same shall become due; or

                    (iii) the Guarantor shall fail to make any payment when due under the Guaranty Agreement and such failure shall continue for 3 Business Days;

               (b) the Lessee shall fail to carry or maintain any of the Required Insurance;

               (c) the Lessee, the Guarantor or the Assignee shall fail to perform or observe any of their covenants or obligations (other than those covenants and obligations that are addressed under Sections 15.1(a) or (b)) under this Lease, the Guaranty Agreement, the Participation Agreement or any other Transaction Document to which the Lessee, the Assignee or the Guarantor is a party and such failure shall not have been cured within three Business Days, (if the applicable default can be cured by payment of money) or otherwise within 15 days; provided, that, if the failure cannot be cured solely by the payment of money and the Lessee, the Assignee or the Guarantor, as the case may be, has during the 15 day period, promptly commenced efforts to cure and is diligently proceeding to cure such incorrectness, such period shall be extended for an additional period necessary to cure, not to exceed 120 days; provided, however, that is the applicable Default could become a default under the HUD Loan Documents, the cure period expires two Business Days prior to the expiration of the applicable cure period under the HUD Loan Documents.;

               (d) any representation or warranty made by the Lessee, the Assignee or by the Guarantor in any Transaction Document shall be discovered to have been incorrect in any material respect when such representation or warranty was made and shall remain materially incorrect at the time of discovery, and shall not have been cured within 30 days after notice thereof shall have been given by the Lessor to the Lessee; provided, that if such inaccuracy cannot be cured solely by the payment of money and the Lessee, the Assignee or the Guarantor has, as the case may be, during such 30-day period, promptly commenced efforts to cure and is diligently proceeding to cure such incorrectness, such period shall be extended for an additional period necessary to cure, not to exceed 120 days;

               (e) (i) an order shall have been made or entered by a competent court or an effective resolution shall have been passed by the Lessee, the Guarantor or the Assignee for winding up or dissolution of the Lessee, the Guarantor or the Assignee (other than for the purpose of any merger, consolidation, sale of all or substantially all assets or other similar arrangement which is permitted by the provisions of the Transaction Documents);

                    (ii) the Lessee, the Guarantor or the Assignee shall have ceased or threatened to cease to carry on all or substantially all of their business (other than for the purposes of any merger, consolidation, sale of all or substantially all assets or similar arrangement which is permitted by the provisions of the Transaction Documents) or is unable to pay its debts generally as they fall due;

                    (iii) an order shall have been made or entered by a competent court, or an effective resolution shall have been passed by the Lessee, the Guarantor or the Assignee, for judicial composition proceedings with its creditors; or a trustee, liquidator, receiver, administrator, administrative receiver, or other similar official shall have been appointed in relation to the Lessee, the Guarantor or the Assignee; or a substantial part of the assets of the Lessee, the Guarantor or the Assignee; or a distress or execution or other process shall have been levied or enforced upon or sued out against or an encumbrancer taking possession of any substantial part of the assets of the Lessee, the Guarantor or the Assignee and in any such case not being discharged within 30 days;

                    (iv) the Lessee, the Guarantor or the Assignee shall have become insolvent (under applicable bankruptcy law or under laws of the United States, the Commonwealth of Virginia or other applicable jurisdiction) or bankrupt, shall generally not be paying its debts as they become due or shall have made an assignment for the benefit of creditors, or the Lessee, the Guarantor or the Assignee shall have applied for or consented to the appointment of a custodian, liquidator, trustee or receiver for the Lessee, the Guarantor or the Assignee or for the major part of the property of such Person;

                    (v) bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, shall have been instituted by or against the Guarantor, the Lessee or the Assignee and, if instituted against the Guarantor, the Lessee or the Assignee , shall have been consented to or shall not have been dismissed within 30 days after such institution;

               (f) the Guaranty Agreement shall be or become invalid, unenforceable or ineffective in any material respect or (ii) the Guarantor shall disaffirm or repudiate its obligations under the Guaranty Agreement; or

               (g) final judgment or final judgments for the payment of money in an amount that creates a material adverse economic impact on the relevant Party listed herein is or are outstanding against the Lessee, the Guarantor, or the Assignee and any such judgment has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of 30 days from the date of its entry.

         SECTION 15.2. LESSOR DEFAULTS. The term "Lessor Default," whenever used herein, shall mean any of the following events and any such event shall continue to be a the Lessor Default if and for so long as it shall not have been remedied:

               (a) The Lessor shall fail to maintain a valid legal existence under the laws of the Commonwealth of Virginia;

               (b) The Lessor shall fail to carry, or maintain any of the insurance required under Section 10.3;

               (c) The Lessor shall fail to carry out the HUD Required Repairs;
or

               (d) The Lessor shall have caused a default under the HUD Loan Documents and such default is not caused directly or indirectly by an act or omission of the Lessee, the Assignee or the Guarantor.

                                   ARTICLE XVI
                                    REMEDIES

        SECTION 16.1 REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing the Lessor at its option may, by notice to the Lessee, declare this Lease to be in default; and at any time thereafter, the Lessor may, to the extent permitted by Applicable Law, exercise one or more of the following remedies, except as hereinbelow expressly otherwise set forth, as the Lessor in its sole discretion shall elect:

               (a) The Lessor may (i) demand that the Lessee, and thereupon the Lessee shall, at the Lessee's expense, promptly return to the Lessor possession of and vacate the Assets in the manner and condition required by, and otherwise in accordance with the provisions of, Article V hereof, and (ii) without prejudice to any other remedy which the Lessor may have for possession of the Assets or arrearages in Rent or Additional Obligations and interest thereupon take all action required to enable the Lessor to, and thereafter, enter upon the IPC Real Property and take possession (to the exclusion of the Lessee) of the Assets and expel or remove the Lessee and any other Person who may be occupying the Assets or any part thereof, all without liability (other than for willful or malicious misconduct) to the Lessee or any other Person for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

               (b) The Lessor may re-let the Assets or any part thereof, together with any interest of the Lessor under the Transaction Documents in accordance with Applicable Law, as the Lessor may determine, free and clear of any rights of the Lessee therein and without any duty to account to the Lessee with respect to such re-letting or for the proceeds thereof (except to the extent required by clause (d) or (e) below if the Lessor shall elect to exercise its rights thereunder), in which event the Lessee's obligation to pay future Rent and Additional Obligations, for periods commencing after the date of such re-letting, shall terminate (except to the extent that Rent and Additional Obligations are to be included in computations under paragraph (d) or (e) below if the Lessor shall elect to exercise its rights thereunder). The Lessor's reletting of the Assets hereunder shall not reduce the Lessee's obligation to pay any overdue Rent or Additional Obligations together with interest on such amount at the Overdue Interest Rate from the date such Rent or Additional Obligations were originally due to the date of actual payment;

               (c) The Lessor may elect to retake possession of the Assets and relet the same (or any part thereof) for the benefit of the Lessee without terminating this Lease, in which case the Lessee will be liable for and will pay to the Lessor all amounts required to be paid by the Lessee during the remainder of the Term as said amounts accrue hereunder until the expiration of the then applicable Term, diminished by any net sums received by the Lessor through reletting the Assets during said period (after deducting expenses incurred by the Lessor in connection with such reletting); and in no event shall the Lessee be entitled to any excess of rent or other amounts obtained by reletting (it being understood and agreed that actions to collect amounts due by the Lessee as provided in this paragraph (c) may be brought from time to time on one or more occasions, without the necessity of the Lessor waiting until expiration of the then applicable Term). In the event that this Lease is terminated or in the event that the Lessor elects to exercise its remedies pursuant to this paragraph (c), the Lessor shall use reasonable efforts to relet or attempt to relet the Assets or any portion thereof, and to collect rent after reletting; and in the event of reletting the Lessor may relet the whole or any portion of the Assets for any period, to any Person, and for any use and purpose;

               (d) The Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise its rights under paragraph
(a), (b) or (c) above (unless this paragraph (d) provides otherwise), by notice to the Lessee specifying a payment date, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date specified in such notice, the net present value (using the Discount Rate) of all amounts of Rent and Additional Obligations that are or would become due prior to the then applicable Term reduced by (x) the net Rent and Additional Obligations actually received by the Lessor during such period and (y), if the Lessor takes back possession of the Assets, the net present value of the net Fair Market Rental Value (using the Discount Rate) of the Assets the Lessor can reasonably expected to receive for the applicable period together with interest on such amount at the Overdue Interest Rate from the date specified in such notice to the date of actual payment. The Lessor and the Lessee have studied the applicable market as to potential future rental values and the likelihood of reletting the Assets and, taking such studies into consideration, have fashioned the remedies contained in this Lease not as penalties but as appropriate measures of future damages;

               (e) The Lessor may terminate this Lease; however, (i) no reentry or taking of possession of the Assets by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default and (iii) no act or thing done by the Lessor or any of its agents, representatives or employees shall be deemed an acceptance of a surrender of the Assets, and no agreement accepting a surrender of the Assets shall be valid unless the same be made in writing and executed by the Lessor; and

               (f) The Lessor may exercise any other right or remedy that may be available to it under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

         SECTION 16.2. NO RELEASE. Except as otherwise provided in Section 16.1, no expiration or termination of this Lease, in whole or in part, or repossession of the Assets or exercise of any remedy under Section 16.1 shall relieve the Lessee of any of its obligations under this Lease to the extent such obligations accrued prior to expiration or termination of the Lease. In addition, except as aforesaid, the Lessee shall be liable for any and all unpaid Rent and Additional Obligations due hereunder before, after or during the exercise of any of the foregoing remedies to the extent required under Section 16.1(d) above, including all reasonable legal fees and other reasonable costs and expenses incurred by the Lessor by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto.

         SECTION 16.3. REMEDIES CUMULATIVE. Except as expressly set forth therein, no remedy under Section 16.1 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided thereunder or otherwise available to the Lessor at law or in equity. No express or implied waiver by the Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default. The failure or delay of the Lessor in exercising any right granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingency or similar contingencies and any single or partial exercise of any particular right by the Lessor shall not exhaust the same or constitute a waiver of any other right provided herein. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require the Lessor to sell, lease or otherwise use the Assets in mitigation of the Lessor's damages as set forth in Section 16.1 (except to the extent provided in Section 16.1(d)) or that may otherwise limit or modify any of the Lessor's rights and remedies provided in this Article XVI.

         SECTION 16.4. REMEDIES FOR THE LESSOR DEFAULTS. Upon the occurrence of a the Lessor Default, written notice to the Lessor specifying the default and the failure by the Lessor to cure such default within 30 days of receipt of such notice, the Lessee may, except in the event more immediate action is reasonably deemed essential by the Lessee to avoid possible irreparable harm to its interests, upon five Business Day's notice, make any payment or take such act as is reasonably necessary to perform or comply with the HUD Loan Documents, including obligations of the Lessor thereunder, and the Lessee may bill the Lessor for those costs, actually paid by the Lessee, that the Lessor was legally responsible for under this Lease.

                                  ARTICLE XVII
                                     NOTICES

         All communications, declarations, demands and notices provided for in this Lease shall be in writing and shall be given and effective in compliance with Section 10.1 of the Participation Agreement.

                                  ARTICLE XVIII
                             SUCCESSORS AND ASSIGNS

         This Lease, including all agreements, covenants, indemnities, representations and warranties contained herein, shall be binding upon and inure to the benefit of the Lessor and the Lessee and their respective permitted successors and assigns.

                                   ARTICLE XIX
                                RIGHT TO PERFORM

         If a Default shall have occurred and be continuing, the Lessor may, but shall not be obligated to, to the extent not prohibited by Applicable Law, make any such payment or perform or comply with any such agreement as the Lessee shall be obligated to pay, perform or comply with under this Lease, and the amount of such payment and the amount of the reasonable expenses of the Lessor incurred in connection with such payment or the performance or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Interest Rate, shall be deemed Supplemental Rent, payable by the Lessee upon demand. Except in the event more immediate action is deemed essential by the Lessor to avoid possible irreparable harm to its interests, the Lessor shall give the Lessee at least five Business Days' notice before taking any action in accordance with the preceding sentence, provided that the failure to give such notice shall have no effect upon any of the rights of the Lessor thereunder.

                                   ARTICLE XX
                              ADDITIONAL COVENANTS

         SECTION 20.1 CROSS-EASEMENT OBLIGATIONS. During the Term, the Lessee shall have all rights, to the extent allowed under Applicable Law, and shall perform all covenants and obligations of the "owner of Parcel A" (including without limitation, payment obligations) imposed by the Parcel B Easements and all covenants and obligations of the "Parcel A Owner" imposed by the Declaration affecting the IPC Land and the Site. During the Term, the Lessor shall exercise the right of first refusal granted to the Lessor under the Parcel B Easements as directed by the Lessee and if such right of first refusal is exercised by the Lessor pursuant to the Lessee's direction, the Lessor shall assign the Lessor's purchase right to the Lessee; provided that the Lessee indemnify and hold the Lessor harmless with regard to any and all actions taken by the Lessor at the direction of the Lessee.

         SECTION 20.2. HUD LOAN. During the Term, the Lessee shall comply with the provisions of the HUD Loan Documents as to management, distribution of revenues, operation, use, services, repair, insurance, maintenance, subletting and renting, rental and service charge rates, reports, safety, environment and health, required services, operating agreements, financial reporting, maintenance of the IPALC Lease and maintenance of the Guarantor and Affiliate entities sufficient to qualify at all times as a manager and lessee under the HUD Loan Documents and shall cause the Assets and the Assigned Rights to be in compliance with the applicable provisions of the HUD Loan Documents. Without limiting any of the foregoing, the Lessee and the Assignee agree not to distribute cashflow in violation of the HUD Loan Documents. Similarly, the Lessee's operations and use as to the Assets and the Assigned Rights shall be such that the collateral encumbered to secure the HUD Loan qualifies to secure a loan under ss. 223(f) of the National Housing Act, as amended.

                                   ARTICLE XXI
                          AMENDMENTS AND MISCELLANEOUS

         SECTION 21.1 AMENDMENTS IN WRITING. The provisions of this Lease may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the Lessor and the Lessee. Any waiver, alteration, modification, amendment, supplement or termination of this Lease that requires the consent of the Trustee and noteholder under the HUD Loan shall not be effective unless and until such consent shall have been obtained as provided in accordance with the provisions of the Transaction Documents and the HUD Loan.

         SECTION 21.2. SURVIVAL. All indemnities, representations and warranties contained or incorporated by reference in this Lease shall survive, and shall continue in effect following, the execution and delivery of this Lease and the expiration or termination of this Lease.

         SECTION 21.3. SEVERABILITY OF PROVISIONS. Any provision of this Lease that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect. The covenants of the Lessor and the Lessee are independent covenants.

         SECTION 21.4. TRUE LEASE. This Lease is intended as, and shall constitute, an agreement of lease, and nothing herein shall be construed as conveying to the Lessee any right, title or interest in or to the Assets except as a lessee. The Lessor and the Lessee shall treat this lease as a true lease for federal income tax purposes and for GAAP reporting purposes.

         SECTION 21.5. CONFIDENTIALITY.

               (a) No Party will itself use or intentionally disclose or permit its agents to disclose, directly or indirectly, any information obtained from the other Party or its representatives or Affiliates in connection herewith or any portion of any Transaction Document not otherwise available for public inspection, without the prior written consent of the other Party, and each Party will keep all such information confidential; provided, that (i) each Party may use and retain such information and disclose any such information to (1) its counsel, its investment bankers and analysts, its public accountants and any Indemnitee or Indemnified Party if such information shall have been provided to the recipient in question after such recipient shall have agreed in writing to keep such information confidential to the extent provided herein and (2) any Governmental Authorities where the party is obligated under Applicable Laws to disclose to such authority, provided the Lessor is given prior notice of the substance of the disclosure as it pertains to the Lessor, the Assets, the Lease or matters related thereto such disclosure, (ii) each Party may use, retain and disclose any such information which has been publicly disclosed (other than by such Party or any of its Affiliates in breach of this Section) or has been disclosed to such Party or any of its Affiliates (other than from another Party) by a third-party not in breach of any confidentiality obligation under this Section and (iii) to the extent that such Party or any of its Affiliates may have received a subpoena or other written demand under color of legal right for such information, such Party or Affiliate may disclose such information, but such Party shall first, as soon as practicable upon receipt of such demand, furnish a copy thereof to the Party such information relates to, as the case may be.

               (b) Each of the Parties, for itself and for its respective Affiliates, undertakes and agrees that, except to the extent required by Applicable Law, it will not issue or release for publication any article, advertising or other information relating to the identity of any Party to the Transaction Documents without the prior written approval of such Party such approval not to be unreasonably withheld; provided, however, that after Closing, the Lessee, the Guarantor and the Assignee may release information as to the Lessee's or the Assignee's operations without prior written approval but only to the extent such release does not contain any information about the transaction conducted pursuant to the Transaction Documents or the Lessor or any of the Lessor's Affiliates.

               (c) Each of the Parties obligations under this Section 21.5 shall survive settlement, delivery of any Transaction Documents or the expiration or termination of the Lease and each and every other Transaction Document.

         SECTION 21.6. GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA EXCLUDING ALL CHOICE OF LAW RULES OF SUCH COMMONWEALTH.

         SECTION 21.7. HEADINGS. The division of this Lease into sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Lease.

        SECTION 21.8. COUNTERPART EXECUTION. This Lease may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument. Although this Lease is dated as of the date first above written for convenience, the actual date of execution hereof by the parties hereto is the Closing Date, and this Lease shall be effective on, and shall not be binding on any party hereto until, the Closing Date.

         SECTION 21.9. NO MERGER. There shall be no merger of this Lease or the leasehold estate hereby created with any other estate in the Site or any Asset by reason of the fact that the same Person acquires, holds, directly or indirectly, this Lease or the leasehold estate hereby created or any fee simple interest or any other estate in the Site or any Asset or any interest in either thereof.

        SECTION 21.10. NO ACCORD AND SATISFACTION. The acceptance by the Lessor of any sums from the Lessee (whether as Rent, Additional Obligations or otherwise) in amounts which are less than the amounts due and payable by the Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between the Lessor and the Lessee regarding sums due and payable by the Lessee hereunder, unless the Lessor specifically deems or acknowledges it as such in writing.

         SECTION 21.11. RULE AGAINST PERPETUITIES. If any right or option provided in this Lease would, in the absence of the limitation imposed by this
Section 21.11, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end 21 years after the death of the last survivor of the descendants of the late King George V of the United Kingdom of Great Britain who were living on the date hereof.

         SECTION 21.12. RECORDATION. The Lessor and the Lessee agree that, if required or requested by either of them, the Memorandum of Lease, but not the Lease, shall be recorded in the applicable governmental offices listed in
Schedule 7 to Participation Agreement at the Lessee's expense.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease to be duly executed by an officer thereunto duly authorized as of the date and year first above written.



                                     DANIEL U.S. PROPERTIES LIMITED
                                     PARTNERSHIP, as Lessor


                                     By:  Daniel Realty Investment Corporation,
                                          a Virginia Corporation,
                                          General Partner
                                          -------------------------------------
                                     Name: /s/ Jack R. Peterson
                                           ------------------------------------
                                     Title: Vice President
                                            -----------------------------------


                                     ARC IMPERIAL PLAZA,INC., as Lessee


                                     By: /s/ Todd Kaestner
                                         --------------------------------------
                                     Name: Todd Kaestner
                                           ------------------------------------
                                     Title: EVP, Corporate Development
                                            -----------------------------------

                                                                 EXHIBIT C TO
                                                                    THE LEASE

                              HUD Required Repairs

"Repair Escrow" means $828,903 on September 8, 1997.

"Required Repairs" means items reflected on Attachment A to the Escrow Agreement Unpaid Construction Costs, Repairs or Needs Assessment Repairs, a copy of which is attached hereto.

"Contingency Holdback" means $527,100.

"Replacement Reserve Account" means the account set up by the HUD Loan noteholder pursuant to Paragraph 8 of the Request for Endorsement. Such account is the property of the Lessor, is held by the HUD Loan noteholder and contains
(i) the amount of $2,541,558.59 on September 8, 1997, (ii) plus those additional amounts contributed by the Lessor after September 8, 1997 and (iii) minus such withdrawals as are approved and made by the Lessor for expenditure approved by HUD before the Closing Date.

                                                                 EXHIBIT D TO
                                                                    THE LEASE


"Base Rent" means the sum of: $363,369.89 (such amount shall automatically adjust, up or down, from time to time as required to pay in full all amounts due for principal, interest and mortgage insurance premium under the HUD Loan Documents); excluding, however, any payments (including without limitation, late charges and interest) solely due to a default of the Lessor under the HUD Loan Documents that was not caused by an act or omission of the Lessee, the Assignee or the Guarantor.


"Additional Obligations" means the sum of (a) $28,066 (for HUD required Replacement Reserves, such amount shall automatically adjust, up or down, from time to time as required to pay in full applicable amounts due under the HUD
Loan), (b) an amount equal to the monthly payment amounts required under the HUD Loan for all other required escrows (including without limitation real estate taxes, and insurance premiums) and (d) any other payments required under the HUD Loan Documents; excluding, however, any payments (including without limitation, late charges and interest) solely due to a default of the Lessor under the HUD Loan Documents that was not caused by an act or omission of the Lessee, the Assignee or the Guarantor.

                                                                  EXHIBIT F TO
                                                                     THE LEASE

                                    Formulas


I. Computation of Interest payable on Security Deposit under Section 3.5 (a):

CPI Factor: 80%

Annual Percentage Change in CPI: the difference between the CPI for the first month of the current lease year minus the CPI for the first month of the prior lease year, divided by the CPI for the first month of the prior lease year

                       (CPI current year - CPI prior year)

                                 CPI prior year

Interest on the Security Deposit shall be equal to (I) the final year's determination of: 1, plus the product of the CPI Factor multiplied by the Annual Change in the CPI, such sum multiplied after the first lease year by the Security Deposit, and multiplied each subsequent year by the resulting product from that computation in the prior year, less (ii) the Security Deposit

Example: CPI 1997 = 480.70 (actual CPI for July 1997)
         CPI 1998 = 497.52 (assumed CPI 12 months later)
         CPI 1999 = 514.94 (assumed CPI 12 months later)
         CPI 2000 = 532.96 (assumed CPI 12 months later)

      Security Deposit: $5,400,000

      Annual Percentage Change in CPI 1998 = (497.52 480.70)/480.70 = 3.5%
      Annual Percentage Change in CPI 1999 = (514.94-497.52)/497.52 = 3.5%
      Annual Percentage Change in CPI 2000 = (532.96 - 514.94)/514.94 = 3.5%

      Security Deposit Interest accrued at end of 2000


                                                                Security Deposit Interest
                                                                -------------------------
at the end of 1998 = (1+(.8 x .035)) x 5,400,000 = 5,551,200             151,200
at the end of 1999 = (1+(.8 x .035)) x 5,551,200 = 5,706,633             306,633
at the end of 2000 = (1+(.8 x .035)) x 5,706,633 = 5,866,419             466,419
 ... and so on until the year of determination

II. Computation of IPC Purchase Price under Section 13.5:

CPI Factor: 67% if determined during or at the end of the Initial Term
            52% if determined during or at the end of the Renewed Term

Annual Percentage Change in CPI: The difference between the CPI for the first month of the current lease year minus the CPI for the first month of the prior lease year, divided by the CPI for the first month of the prior lease year

                       (CPI current year - CPI prior year)

                                 CPI prior year

The Purchase Price shall be equal to the final year's determination of: 1, plus the product of the CPI Factor multiplied by the Annual Change in the CPI, such sum multiplied after the first lease year by the $59,620,000, and multiplied each subsequent year by the resulting product from that computation in the prior year.

(the CPI Factor used in every year of this determination shall be either 67% if the determination is made during or at the end of the Initial Term, or 52% if the determination is made during or at the end of the Renewal Term.)

Example: CPI 1997 = 480.70 (actual CPI for July 1997)
         CPI 1998 = 497.52 (assumed CPI 12 months later)
         CPI 1999 = 514.94 (assumed CPI 12 months later)
         CPI 2000 = 532.96 (assumed CPI 12 months later)

Annual Percentage Change in CPI 1998 = (497.52 - 480.70)/480.70 = 3.5%
Annual Percentage Change in CPI 1999 = (514.94 - 497.52)/497.52 = 3.5%
Annual Percentage Change in CPI 2000 = (532.96 - 514.94)/514.94 = 3.5%

IPC Purchase Price at end of 2000 (assuming determination on or prior to expiration of Initial Term):

at the end of 1998 = (1+(.67 x .035)) x 59,520,000 = 60,915,744
at the end of 1999 = (1+(.67 x .035)) x 60,915,744 = 62,344,218
at the end of 2000 = (1+(.67 x .035)) x 62,344,218 = 63,806,190...and so on
until the year of determination